                                                                    EXHIBIT 10.2


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                            CANADIAN CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CANADIAN CREDIT AGREEMENT (herein called this "Amendment") made as of the Effective Date (defined below in Section 3.1), by and among Northstar Energy Corporation, an Alberta corporation, and Devon Canada Corporation, an Alberta corporation (herein collectively, called "Canadian Borrowers"), Bank of America, N.A., acting through its Canadian Branch, individually and as administrative agent (herein called "Canadian Agent"), and the Canadian Lenders party to this Amendment. The Offer for Extension set forth in this Amendment is made by the undersigned Canadian Lenders and shall be open for acceptance by Canadian Borrowers until (and including) June 5, 2003.


                              W I T N E S S E T H:

         WHEREAS, Canadian Borrowers, Canadian Agent and Canadian Lenders entered into that certain Amended and Restated Canadian Credit Agreement dated as of June 7, 2002 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Canadian Lenders became obligated to make loans to Canadian Borrowers as therein provided; and

         WHEREAS, pursuant to, and in compliance with the terms of, Section 1.6(a) of the Original Agreement, Canadian Borrowers have delivered to Canadian Agent a Request for an Offer of Extension and a copy thereof has been provided to all Canadian Lenders; and

         WHEREAS, after taking into account the reallocations described in
Section 3.2 of this Amendment, all of the Canadian Lenders have agreed to accept such Request for an Offer of Extension; and

         WHEREAS, all of the Canadian Lenders have agreed to extend the Canadian Revolving Period until the Canadian Conversion Date as described in Section 2.1 of this Amendment and Canadian Agent hereby makes an Offer of Extension to Canadian Borrowers on such terms; and

         WHEREAS, Canadian Borrowers, Canadian Agent and Canadian Lenders party to this Amendment desire to amend the Original Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Canadian Lenders to Canadian Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement (defined below) shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.

                  "Amendment" means this First Amendment to the Original Agreement.

                  "Canadian Agreement" means the Original Agreement as amended hereby.

                  "Effective Date" has the meaning given to such term in Section 3.1.

                  "Exiting Canadian Lenders" means Bayerische Landesbank Girozentrale, Toronto Branch, and Local Oklahoma Bank.

                  "New Canadian Lenders" means those financial institutions listed as a Canadian Lender on Annex II hereto that are not Canadian Lenders under the Original Agreement.

                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Defined Terms.

         (a) The following definitions are hereby added to Annex I to the Original Agreement in alphabetical order:

                  "'Canadian LC Collateral' means amounts delivered to Canadian Agent pursuant to Section 2.11 of the Canadian Agreement and held as security for Canadian LC Obligations and the other Canadian Obligations."

                  "'Existing RBC Letters of Credit' means those "Letters of Credit" (as defined by the RBC Credit Agreement) issued pursuant to the RBC Credit Agreement and listed on any Transfer Notice (as defined in Section 10.24)."

                  "'RBC Credit Agreement' means that certain Credit Agreement dated as of July 25, 2002, among the Canadian Borrowers, Royal Bank of Canada, individually and as administrative agent, and the financial institutions party thereto, as amended or supplemented."



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

         (b) The following definitions in Annex I to the Original Agreement are hereby amended in their entirety to read as follows:

                  "'Canadian Conversion Date' means the date which is 364 days after the date on which Canadian Borrowers execute and deliver to Canadian Agent the First Amendment to Amended and Restated Canadian Credit Agreement among Canadian Borrowers, Canadian Agent and Canadian Lenders, or such later day to which the Canadian Conversion Date is extended pursuant to Section 1.6 of the Canadian Agreement.

                  "'Canadian LC Issuer' means, with respect to any Letter of Credit, the issuer of such Letter of Credit, which shall be, at the request of the applicable Canadian Borrower pursuant to Sections 2.6 of the Canadian Agreement, (a) Bank of America, (b) with respect to the Letters of Credit described in Section 10.24 or any other Letters of Credit consented to by Royal Bank of Canada, Royal Bank of Canada, or
         (c) another Canadian Lender that is approved by Canadian Agent and Canadian Borrowers and that agrees to be bound by the provisions of the Canadian Agreement as a Canadian LC Issuer in form acceptable to Canadian Agent and Canadian Borrowers, and their respective successors in such capacities."

                  "'Unrestricted Subsidiary' means any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization (i) which is listed below in this definition, or (ii) in which US Borrower did not own an interest (directly or indirectly) as of the Closing Date, which thereafter became a Subsidiary of US Borrower and which, within 90 days after becoming a Subsidiary of US Borrower, was designated as an Unrestricted Subsidiary by US Borrower to US Agent; provided that (a) in the event any such Subsidiary becomes a Material Subsidiary at any time, such Subsidiary shall cease to be an Unrestricted Subsidiary at such time and shall automatically become a Restricted Subsidiary and
         (b) US Borrower may convert any Unrestricted Subsidiary to a Restricted Subsidiary by delivering to US Agent written notice of such conversion signed by the Senior Vice President - Finance, the Senior Vice President - Corporate Finance and Development, the Vice President - Corporate Finance, the Treasurer or the Vice President - Accounting of US Borrower as of the effective date of such conversion, which notice shall certify the following conditions precedent: (1) after giving effect to such conversion, all representations and warranties in any Loan Document applicable to such Subsidiary shall be true in all material respects on and as of such date as if made on and as of the date of such conversion (except to the extent that the facts upon which such representations are based have been changed by the extension of credit hereunder), and (2) after giving effect to such conversion, no Default or Event of Default shall occur solely as a result of such conversion. The Subsidiaries of US Borrower listed on Attachment 1 to this Annex I shall initially be designated as Unrestricted Subsidiaries."

         (c) The definition of "LC Collateral" in Annex I of the Original Agreement is hereby deleted in its entirety.

         Section 2.2. Conversion Fees. Subsection (e) of Section 1.5 of the Original Agreement is hereby amended to replace the reference to "12.5 Basis Points" with "25 Basis Points".

         Section 2.3. Letters of Credit.

         (a) The Original Agreement is hereby amended to replace each reference to "LC Collateral" with "Canadian LC Collateral".

         (b) Subsection (e) of Section 2.6 of the Original Agreement is hereby amended in its entirety to read as follows: "(e) [Intentionally Omitted];".

         (c) The last sentence of Section 2.7 of the Original Agreement is hereby amended in its entirety to read as follows: "If any provisions of any LC Application conflict with any provisions of this Agreement or are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall govern and control."

         (d) The last sentence of clause (i) and clause (ii) of Subsection (a) of Section 2.8 of the Original Agreement is hereby amended to replace the reference to "Default Rate" with "Default Rate applicable to Canadian Base Rate Loans".

         (e) Clause (a) of the first sentence of Section 2.9 of the Original Agreement is hereby amended to replace the reference to "payable on the date of issuance" with "payable, to the extent not previously paid, in arrears on the last day of each Fiscal Quarter".

         (f) Section 2.11 of the Original Agreement is hereby amended in its entirety to read as follows:

         "Section 2.11. Canadian LC Collateral.

                  (a) Canadian LC Obligations in Excess of Canadian Maximum Credit Amount. If, after the making of all mandatory prepayments required under Section 1.4(c), the outstanding Canadian LC Obligations will exceed Canadian Maximum Credit Amount, then in addition to prepayment of the entire principal balance of the Canadian Loans, the applicable Canadian Borrower will immediately pay to Canadian Agent an amount equal to such excess. Canadian Agent will hold such amount as Canadian LC Collateral to apply against the remaining Canadian LC Obligations outstanding under the Canadian Agreement and the other Canadian Obligations, and such Canadian LC Collateral may be applied from time to time to any Matured Canadian LC Obligations or other Canadian Obligations which are due and payable. Neither this subsection nor the following subsection shall, however, limit or impair any rights which Canadian Agent or Canadian LC Issuer may have under any other document or agreement relating to any Letter of Credit, Canadian LC Collateral or Canadian LC Obligation, including, subject to the last sentence of Section 2.7, any LC Application, or any rights which any Lender

         Party may have to otherwise apply any payments by Canadian Borrowers and any Canadian LC Collateral under Section 3.1.

                  (b) Acceleration of Canadian LC Obligations. If the Canadian Obligations or any part thereof become immediately due and payable pursuant to Section 8.1 then, unless Canadian Required Lenders otherwise specifically elect to the contrary (which election may thereafter be retracted by Canadian Required Lenders at any time), all Canadian LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and the applicable Canadian Borrower in respect of such Canadian LC Obligations shall be obligated to pay to Canadian Agent immediately an amount equal to the aggregate Canadian LC Obligations which are then outstanding to be held as Canadian LC Collateral.

                  (c) Investment of Canadian LC Collateral. Pending application thereof, all Canadian LC Collateral shall be invested by Canadian Agent
         (i) at any time when no Default or Event of Default has occurred that is continuing, in such Cash Equivalents as Canadian Borrowers may direct in writing to US Agent and (ii) at any time when a Default or Event of Default has occurred that is continuing, in such Cash Equivalents as Canadian Agent may choose in its sole discretion. All interest on (and other proceeds of) such Investments shall be reinvested or applied to Matured Canadian LC Obligations or other Canadian Obligations of the applicable Canadian Borrower which are due and payable. When all Canadian Obligations have been satisfied in full, including all Canadian LC Obligations, all Letters of Credit have expired or been terminated, and all of the applicable Canadian Borrower's reimbursement obligations in connection therewith have been satisfied in full, Canadian Agent shall release to Canadian Borrowers any remaining Canadian LC Collateral.

                  (d) Grant of Security Interest. Each Canadian Borrower hereby assigns and grants to Canadian Agent a continuing security interest in all Canadian LC Collateral paid by it to Canadian Agent, all Investments purchased with such Canadian LC Collateral, and all proceeds thereof to secure its Matured Canadian LC Obligations and the other Canadian Obligations owing by it under the Canadian Loan Documents. Each Canadian Borrower further agrees that Canadian Agent shall have all of the rights and remedies of a secured party under the Personal Property Security Act (Alberta) with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest. When either Canadian Borrower is required to provide Canadian LC Collateral for any reason and fails to do so on the day when required, Canadian Agent may without notice to Canadian Borrowers or any other Restricted Person provide such Canadian LC Collateral (whether by transfers from other accounts maintained with Canadian Agent, or otherwise) using any available funds of the applicable Canadian Borrower or any other Person also liable to make such payments."

         Section 2.4. Gross Up. Section 3.2 of the Original Agreement is hereby amended as follows:

         (a) to redesignate Subsection (f) thereof as Subsection (g),

         (b) to replace the reference in such Subsection to "Except as provided in paragraphs (d) and (e) of this Section 3.2," with "Except as provided in subsections (d), (e), and (f) of this Section 3.2,", and

         (c) to add a new Subsection (f) thereto immediately following Subsection (e) thereof to read as follows:

                  "(f) If any Restricted Subsidiary executes and delivers a guaranty pursuant to Section 7.1(m) and is required by applicable Law to withhold and remit Withholding Taxes in respect of any payment made by it under such guaranty, then:

                           (x) the sum payable by such Restricted Subsidiary
                  shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.2) each Lender Party receives an amount equal to the sum it would have received had no such deductions been made,

                           (y) such Restricted Subsidiary shall make such
                  deductions, and

                           (z) such Restricted Subsidiary shall pay the full
                  amount deducted to the relevant taxation authority or other authority in accordance with applicable Law."

         Section 2.5. Indebtedness. Subsection (m) of Section 7.1 of the Original Agreement is hereby deleted and the following Subsections (m) and (n) are hereby added to Section 7.1 of the Original Agreement to read as follows:

                  "(m) with respect to any Restricted Subsidiary that assumes all or any portion of the Indebtedness described in Section 7.1(m)(i)(A) of the US Agreement or otherwise becomes liable for the payment thereof to the holders thereof, (A) such Restricted Subsidiary's obligations with respect to such Indebtedness and (B) other Indebtedness of such Restricted Subsidiary with respect to guaranties of Indebtedness of US Borrower and Devon Financing ULC, to the extent US Borrower is in compliance with the terms of Section 7.8 of the US Agreement at the time such guaranties are executed and delivered, provided that in each case such Restricted Subsidiary has executed and delivered guaranties in form substantially similar to the Devon Financing ULC Guaranties to Canadian Agent and US Agent, respectively, pursuant to the Canadian Agreement and the US Agreement."

                  "(n) miscellaneous items of Indebtedness of all Restricted Persons (other than US Borrower) not otherwise permitted in subsections
         (a) through (m) which do not in the aggregate exceed US $500,000,000 in principal amount at any one time outstanding."

         Section 2.6. Assignments and Participations. Subsection (a) of Section
10.6 of the Original Agreement is hereby amended to replace the reference to "$20,000,000" with "$10,000,000". The penultimate sentence of subsection (f) of
Section 10.6 is hereby amended in its entirety to read as follows:

         "If any Canadian LC Issuer resigns as a Canadian LC Issuer, it shall retain all the rights and obligations of a Canadian LC Issuer hereunder with respect to all Letters of Credit issued by it outstanding as of the effective date of its resignation as a Canadian LC Issuer and all Canadian LC Obligations with respect thereto (including the right to require the Canadian Lenders to make Canadian Prime Rate Loans or fund participations in unreimbursed amounts pursuant to Section 2.8)."

         Section 2.7. Existing RBC Letters of Credit. The Original Agreement is hereby amended to add a new Section 10.24 thereto immediately following Section
10.23 thereof to read as follows:

                  "Section 10.24. Existing RBC Letters of Credit. Provided that all conditions precedent to the issuance of new Letters of Credit under this Agreement set forth in Sections 2.6 and 4.3 are satisfied with respect to the Royal Bank Letters of Credit described in the Transfer Notice referred to below (except that with respect to the condition set forth in clause 2.6(c), the date of expiration of such Royal Bank Letters of Credit shall be no more than one year after the date the Transfer Notice is received by Canadian Agent), upon receipt by Canadian Agent of written notice from the Canadian Borrowers and Royal Bank of Canada to transfer letters of credit issued under the RBC Credit Agreement to this Agreement which shall specifically describe such letters of credit (any such notice, a "Transfer Notice"), all obligations of any Canadian Borrower and any Subsidiary of any Canadian Borrower under the RBC Credit Agreement and any LC Application in respect of the Existing RBC Letters of Credit (including, but not limited to, all obligations to reimburse Royal Bank of Canada for drawings thereunder) (a) are affirmed and continued in full force and effect, subject to the last sentence of Section 2.7, under the terms of this Agreement and the other Canadian Loan Documents, (b) in the case of any such obligations of a Subsidiary of a Canadian Borrower, are assumed by such Canadian Borrower (with such Subsidiary being released of such obligations), and (c) shall constitute Canadian LC Obligations hereunder. The Existing RBC Letters of Credit shall be deemed to have been issued by Royal Bank of Canada (as Canadian LC Issuer) under, and the Canadian LC Obligations in respect thereof shall be governed by and have the benefits of, this Agreement, the related LC Applications (subject to the last sentence of Section 2.7) and the other Canadian Loan Documents."

         Section 2.8. Unrestricted Subsidiaries. Attachment 1 to Annex I to the Original Agreement is hereby amended by adding the Subsidiaries set forth in
Schedule 1 hereto.



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

         Section 2.9. Lenders Schedule. Annex II to this Amendment is hereby substituted for Annex II to the Original Agreement.

         Section 2.10. Waiver of Notice. Each Canadian Lender hereby waives the requirement under Section 1.6(a) of the Original Agreement that a Request for an Offer of Extension be made by a specific date prior to the current Canadian Conversion Date of June 6, 2003 and further agrees that the date for acceptance by Canadian Borrowers of the Offer of Extension made hereby shall be extended to June 5, 2003, notwithstanding the terms of Section 1.6(b) of the Original Agreement.

                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which Canadian Borrowers have executed and delivered this Amendment to Canadian Agent (provided that Canadian Borrowers shall have executed this Amendment on or before June 5, 2003) and the following additional conditions are satisfied:

         (a) Canadian Agent shall have received all of the following, at Canadian Agent's office, in form, substance and date satisfactory to Canadian
Agent:

                  (i) this Amendment, duly executed by Canadian Borrowers, Canadian Agent and all Canadian Lenders (other than the Exiting Canadian Lenders).

                  (ii) a Canadian Note and a Competitive Bid Note duly executed by each Canadian Borrower payable to each New Canadian Lender and a Canadian Note to each other Canadian Lender whose Percentage Share of the Canadian Maximum Credit Amount is changing after giving effect to the provisions of this Amendment.

                  (iii) a certificate of the Vice President - Finance or the Treasurer of each Canadian Borrower dated the date of this Amendment certifying: (1) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of such date, and (2) that no Default exists at and as of such date.

                  (iv) a Consent and Agreement, duly executed by each Canadian Guarantor.

         (b) Canadian Borrowers shall have paid on or before such effective date all fees and reimbursements to be paid to Canadian Agent and Canadian Lenders pursuant to any Canadian Loan Documents, or otherwise due Canadian Agent or Canadian Lenders and including fees and disbursements of Canadian Agent's attorneys.

         Section 3.2. Special Effective Date Provisions.



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

         (a) From and after the Effective Date, (i) each Exiting Canadian Lender shall cease to be a Canadian Lender under the Canadian Agreement, (ii) no Exiting Canadian Lender shall have any obligations or liabilities under the Canadian Agreement as a Canadian Lender with respect to the period from and after the Effective Date, and, without limiting the foregoing, no Exiting Canadian Lender shall have any commitment to make Canadian Loans under the Canadian Agreement and (iii) no Exiting Canadian Lender shall have any rights as a Canadian Lender under the Canadian Agreement or any other Canadian Loan Document (other than rights under the Canadian Agreement expressly stated to survive the termination of the Canadian Agreement and the repayment of amounts outstanding thereunder). Canadian Borrowers and Canadian Lenders hereby authorize Canadian Agent to enter into appropriate documentation with the Exiting Canadian Lenders confirming the foregoing provisions of this subsection.

         (b) From and after the Effective Date, each New Canadian Lender (i) agrees that it shall be bound by the provisions of the Canadian Agreement as a Canadian Lender thereunder and shall have the obligations of a Canadian Lender thereunder, (ii) confirms that it has received a copy of the Canadian Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.2 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Canadian Lender on the basis of which it has made such analysis and decision independently and without reliance on Canadian Agent or any other Canadian Lender, (iii) appoints and authorizes Canadian Agent to take such action as agent on its behalf and to exercise such powers as it deems necessary under the Canadian Agreement and any other Canadian Loan Document as are delegated to Canadian Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that (1) it will, independently and without reliance on Canadian Agent or any other Canadian Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Canadian Loan Documents, and (2) it will perform in accordance with their terms all of the obligations which by the terms of the Canadian Loan Documents are required to be performed by it as a Canadian Lender.

         (c) Canadian Lenders hereby authorize Canadian Agent and Canadian Borrowers (i) in the event any Canadian Loans are outstanding on the Effective Date, to request Canadian Loans from the Canadian Lenders (other than the Exiting Canadian Lenders), to make prepayments of Canadian Loans, and (ii) to re-allocate commitments under the Canadian Agreement among Canadian Lenders in order to ensure that, upon the effectiveness of this Amendment, the Canadian Loans (if any) and commitments of Canadian Lenders shall be outstanding on a ratable basis in accordance with their respective Percentage Shares, and no such borrowing, prepayment or re-allocation shall violate any provisions of the Canadian Agreement. Canadian Lenders hereby waive any requirements for minimum amounts of prepayments of Canadian Loans, ratable re-allocations of the Percentage Shares of Canadian Lenders under the Canadian Agreement and ratable payments on account of the principal or interest of any Canadian Loan under the Canadian Agreement to the extent such prepayment, re-allocation or payments are required pursuant to this subsection.

         (d) From and after the Effective Date, Royal Bank of Canada agrees that it shall be bound by the provisions of the Canadian Agreement as a Canadian LC Issuer thereunder and shall have the obligations of a Canadian LC Issuer thereunder, but solely with respect to the Letters of Credit described in the definition of "Canadian LC Issuer" thereunder.

                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of Canadian Borrowers. In order to induce the Canadian Lenders to enter into this Amendment, each Canadian Borrower represents and warrants to each Canadian Lender that:

         (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Canadian Agreement.

         (b) Each Canadian Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Canadian Agreement. Each Canadian Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Canadian Borrower hereunder.

         (c) The execution and delivery by each Canadian Borrower of this Amendment, the performance by each of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of any Canadian Borrower, or (C) any agreement, judgment, license, order or permit applicable to or binding upon any Canadian Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in or require the creation of any Lien upon any assets or properties of any Canadian Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Canadian Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

         (d) When duly executed and delivered, each of this Amendment and the Canadian Agreement will be a legal and binding obligation of each Canadian Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (e) The audited annual Consolidated financial statements of US Borrower dated as of December 31, 2002 and the unaudited quarterly Consolidated financial statements of US Borrower dated as of March 31, 2003 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for US Borrower. Copies of such financial statements have heretofore been delivered to each Canadian Lender. Since such dates no material adverse change has occurred in the Consolidated financial condition or businesses of US Borrower.


                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended and restated is hereby ratified and confirmed in all respects. The Canadian Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Canadian Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Canadian Lenders under the Canadian Agreement or any other Canadian Loan Document nor constitute a waiver of any provision of the Canadian Agreement or any other Canadian Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Canadian Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Canadian Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Canadian Borrowers or any Restricted Person hereunder or under the Canadian Agreement to any Canadian Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Canadian Borrowers under this Amendment and under the Canadian Agreement.

         Section 5.3. Canadian Loan Documents. This Amendment is a Canadian Loan Document, and all provisions in the Canadian Agreement pertaining to Canadian Loan Documents apply hereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the Province of Alberta and any applicable laws of Canada in all respects, including construction, validity and performance.

         Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER CANADIAN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


       IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                            NORTHSTAR ENERGY CORPORATION
                            Canadian Borrower


                            By:   /s/ Paul Brereton
                               -------------------------------------------------
                                      Paul Brereton
                                      Vice President - Finance


                            DEVON CANADA CORPORATION
                            Canadian Borrower


                            By:   /s/ Paul Brereton
                               -------------------------------------------------
                                      Paul Brereton
                                      Vice President - Finance


                            BANK OF AMERICA, N.A., acting through its
                            Canadian branch, Canadian Agent, Canadian
                            LC Issuer and Lender


                            By:   /s/ Medina Sales de Andrade
                               -------------------------------------------------
                               Name:  Medina Sales de Andrade
                               Title: Assistant Vice President


                            ROYAL BANK OF CANADA, Canadian LC
                            Issuer and Lender


                            By:   /s/ Linda M. Stephens
                               -------------------------------------------------
                               Name:  Linda M. Stephens
                               Title: Senior Manager

                            ABN AMRO BANK, N.V., CANADA BRANCH
                            Lender


                            By:   /s/ Lawrence J. Maloney
                               -------------------------------------------------
                               Name:  Lawrence J. Maloney
                               Title: Senior Vice President


                            By:   /s/ David Moore
                               -------------------------------------------------
                               Name:  David Moore
                               Title: Group Vice President


                            BANK OF MONTREAL
                            Lender


                            By:   /s/ James V. Ducote
                               -------------------------------------------------
                               Name:  James V. Ducote
                               Title: Director


                            BANK OF OKLAHOMA, N.A.
                            Lender


                            By:   /s/ T. Coy Gallatin
                               -------------------------------------------------
                               Name:  T. Coy Gallatin
                               Title: Senior Vice President


                            BANK ONE, NA, CANADA BRANCH
                            Lender


                            By:   /s/ Pete S. Torres
                               -------------------------------------------------
                               Name:  Pete S. Torres
                               Title: Director

                            BARCLAYS BANK PLC
                            Lender


                            By:   /s/ Nicholas A. Bell
                               -------------------------------------------------
                               Name:  Nicholas A. Bell
                               Title: Director
                                      Loan Transaction Management


                            BNP PARIBAS
                            Lender


                            By:   /s/ Brian M. Malone
                               -------------------------------------------------
                               Name:  Brian M. Malone
                               Title: Managing Director


                            By:   /s/ Gabe Ellisor
                               -------------------------------------------------
                               Name:  Gabe Ellisor
                               Title: Vice President


                            CITIBANK, N.A., Canadian branch
                            Lender


                            By:   /s/
                               -------------------------------------------------
                               Name:
                               Title:


                            CREDIT LYONNAIS NEW YORK BRANCH
                            Lender


                            By:  /s/ Olivier Audemard
                               -------------------------------------------------
                               Name:  Olivier Audemard
                               Title: Senior Vice President

                            CREDIT SUISSE FIRST BOSTON
                            Lender


                            By:   /s/ Alain Daoust
                               -------------------------------------------------
                               Name:  Alain Daoust
                               Title: Director


                            By:   /s/ Peter Chauvin
                               -------------------------------------------------
                               Name:  Peter Chauvin
                               Title: Vice President


                            DEN NORSKE BANK ASA
                            Lender


                            By:   /s/ Nils Fykse
                               -------------------------------------------------
                               Name:  Nils Fykse
                               Title: Senior Vice President


                            By:   /s/ Stig Kristiansen
                               -------------------------------------------------
                               Name:  Stig Kristiansen
                               Title: Vice President


                            DEUTSCHE BANK AG, CANADA BRANCH
                            Lender


                            By:   /s/ Robert A. Johnston
                               -------------------------------------------------
                               Name:  Robert A. Johnston
                               Title: Vice President


                            By:   /s/ Maria Gorzen
                               -------------------------------------------------
                               Name:  Maria Gorzen
                               Title: Vice President

                            ING CAPITAL, LLC
                            Lender


                            By:   /s/ Ronald Scherpenhuijsen Rom
                               -------------------------------------------------
                               Name:  Ronald Scherpenhuijsen Rom
                               Title: Managing Director


                            JPMORGAN CHASE BANK, TORONTO BRANCH
                            Lender


                            By:   /s/ Russell A. Johnson
                               -------------------------------------------------
                               Name:  Russell A. Johnson
                               Title: Vice President


                            MERRILL LYNCH CAPITAL CANADA INC.
                            Lender


                            By:   /s/ Susan Rimmer
                               -------------------------------------------------
                               Name:  Susan Rimmer
                               Title: Chief Financial Officer
                                      Merrill Lynch Financial Assets Inc.


                            MORGAN STANLEY SENIOR FUNDING, INC.
                            CANADIAN DIVISION
                            Lender


                            By:   /s/
                               -------------------------------------------------
                               Name:
                               Title:


                            SOCIETE GENERALE
                            Lender


                            By:   /s/ Spencer N. Smith
                               -------------------------------------------------
                               Name:  Spencer N. Smith
                               Title: Vice President

                            SOUTHWEST BANK OF TEXAS, N.A.
                            Lender


                            By:   /s/ Bryan Chapman
                               -------------------------------------------------
                               Name:  Bryan Chapman
                               Title: Vice President, Energy Lending


                            THE BANK OF NEW YORK
                            Lender


                            By:   /s/ Peter W. Keller
                               -------------------------------------------------
                               Name:  Peter W. Keller
                               Title: Vice President


                            THE BANK OF NOVA SCOTIA
                            Lender


                            By:   /s/ Matt van Remmen
                               -------------------------------------------------
                               Name:  Matt van Remmen
                               Title: Associate


                            THE BANK OF TOKYO - MITSUBISHI, LTD.
                            Lender


                            By:   /s/ Kelton Glasscock
                               -------------------------------------------------
                               Name:  Kelton Glasscock
                               Title: VP & Manager


                            By:   /s/ Jay Fort
                               -------------------------------------------------
                               Name:  Jay Fort
                               Title: Vice President

                            UBS AG, CAYMAN ISLANDS BRANCH
                            Lender


                            By:   /s/ Patricia O'Kicki
                               -------------------------------------------------
                               Name:  Patricia O'Kicki
                               Title: Director


                            By:   /s/ Wilfred Saint
                               -------------------------------------------------
                               Name:  Wilfred Saint
                               Title: Associate Director


                            UMB BANK, n.a.
                            Lender


                            By:   /s/ Richard J. Lehrter
                               -------------------------------------------------
                               Name:  Richard J. Lehrter
                               Title: Community Bank President


                            WACHOVIA BANK, NATIONAL
                            ASSOCIATION
                            Lender


                            By:   /s/ James Kipp
                               -------------------------------------------------
                               Name:  James Kipp
                               Title: Managing Director


                            WELLS FARGO BANK TEXAS, N.A.
                            Lender


                            By:   /s/ Dustin S. Hansen
                               -------------------------------------------------
                               Name:  Dustin S. Hansen
                               Title: Assistant Vice President

                                                                 First Amendment


                              CONSENT AND AGREEMENT


         Each undersigned Guarantor hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms its Guaranty dated as of June 7, 2002 made by it for the benefit of Canadian Agent and Lenders executed pursuant to the Canadian Agreement and the other Canadian Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that such Guaranty and such other Canadian Loan Documents shall remain in full force and effect.



                            DEVON FINANCING CORPORATION, U.L.C.


                            By:   /s/ Brian J. Jennings
                               -------------------------------------------------
                               Name:  Brian J. Jennings
                               Title: Senior Vice President


                            DEVON ENERGY CORPORATION


                            By:   /s/ Brian J. Jennings
                               -------------------------------------------------
                               Name:  Brian J. Jennings
                               Title: Senior Vice President-
                                      Corporate Finance and Development